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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 FORM 8-K/A

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):    August 28, 1996
                                                  ----------------------------

                 Mountasia Entertainment International, Inc.
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           (Exact name of registrant as specified in its charter)


      Georgia                 0-22458                     58-1949379
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(State or other       (Commission File Number)         (IRS Employer
   jurisdiction of                                          Identification
   incorporation)                                           Number)


  5895 Windward Parkway, Suite 220, Alpharetta, Georgia     30202-4182
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:             (770) 442-6640
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         This Amendment No. 2 amends and supplements the Statement on Form 8-K
Current Report filed on June 19, 1996 as amended by Amendment No. 1 (the "Form 8-K") by Mountasia Entertainment International, Inc., a Georgia corporation and certain other persons. Capitalized terms used herein which are not otherwise defined herein are so used with the respective meanings ascribed to them in the Form 8-K as amended.


ITEM 5.  OTHER EVENTS.

                 Item 5 of the Form 8-K is hereby amended by adding the following thereto:

         The Closing occurred on August 28, 1996 and the Purchaser received 11,727,970 shares of Common Stock.






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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.



                                  By: L. Scott Demerau
                                     ----------------------------------------
                                  Name: L. Scott Demerau
                                  Title: President, Cheif Executive Officer




Dated: September 12, 1996.






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